SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 28, 2003

BEAR STEARNS ASSET BACKED
SECURITIES INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-56242 (Commission file number)	13-3836437 (I.R.S. employer identification no.)

383 Madison Avenue

New York, New York (Address of principal executive offices)	10179 (ZIP Code)

          (212) 272-2000
Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the “Depositor”) registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-56242) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2003-1 to issue $617,348,150 principal amount of Asset-Backed Certificates, Series 2003-1 (the ” Certificates”), on March 14, 2003 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of March 1, 2003 (the “Cut-Off Date”), among the Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Master Servicer and JPMorgan Chase Bank, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.

1.1	Underwriting Agreement

4.1	Pooling and Servicing Agreement

99.1	Yield Maintenance Agreement

99.2	Assignment,Assumption and Recognition Agreement

99.3	Assignment and Assumption Agreement

99.4	Assignment and Assumption Agreement

99.5	Assignment and Assumption Agreement

99.6	Assignment and Assumption Agreement

99.7	Assignment and Assumption Agreement

99.8	Assignment and Assumption Agreement

99.9	Assignment and Assumption Agreement

99.10	Assignment and Assumption Agreement

99.11	Assignment and Assumption Agreement

99.12	Assignment and Assumption Agreement

99.13	Assignment and Assumption Agreement

99.14	Assignment and Assumption Agreement

99.15	Assignment and Assumption Agreement

99.16	Assignment and Assumption Agreement

99.17	Assignment and Assumption Agreement

99.18	Assignment and Assumption Agreement

99.19	Assignment and Assumption Agreement

99.20	Assignment and Assumption Agreement

99.21	Assignment and Assumption Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES, INC. By /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Date: March 17, 2003

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement between the Depositor and Bear, Stearns & Co. Inc., as underwriter (the "Underwriter") dated as of February 26, 2003.

4.1	Pooling and Servicing Agreement, among the Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Master Servicer and JPMorgan Chase Bank, as Trustee, dated as of February 1, 2003.

99.1	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of February 28, 2003.

99.2	Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Trustee and Irwin Union Bank and Trust Company, dated as of February 28, 2003.

99.3	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.4	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.5	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.6	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.7	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.8	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.9	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.10	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.11	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.12	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.13	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.14	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.15	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.16	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.17	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.18	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.19	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.20	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.

99.21	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of February 28, 2003.